                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, officers and/or directors of FUQUA ENTERPRISES, INC., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Lawrence P. Klamon and Mildred H. Hutcheson, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under said Act of the Corporation's Form 10-K Annual Report for the year ending December 31, 1996, including specifically power and authority to sign his name to said Form 10-K to be filed with the Securities and Exchange Commission and any amendments thereto, and to attest the seal of the Corporation thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm that said attorneys and agents, and each of them, shall have, andW may exercise, without the others, all the powers hereby confirmed.

         IN WITNESS WHEREOF, each of the undersigned has signed his name hereto on the 14th day of March, 1997.




/s/ J. B. Fuqua                                            /s/ J. Rex Fuqua
-------------------------------------------------          ------------------------------------------------------------
J.B. Fuqua, Chairman of the Board of                       J. Rex Fuqua, Vice Chairman of the Board of
Directors                                                  Directors


/s/ L. P. Klamon                                           /s/ Brady W. Mullinax, Jr.
-------------------------------------------------          ------------------------------------------------------------
Lawrence P. Klamon, Director, President and                Brady W. Mullinax, Jr., Vice President-Finance, and  Chief
Executive Officer (Principal                               Chief Financial Officer (Principal Financial Officer
Executive Officer)                                         and Principal Accounting Officer)

/s/ W. Clay Hamner                                         /s/ Frank W. Hulse IV
-------------------------------------------------          ------------------------------------------------------------
W. Clay Hamner, Director                                   Frank W. Hulse IV, Director



/s/ Richard C. Larochelle                                  /s/ Gene J. Minotto
-------------------------------------------------          ------------------------------------------------------------
Richard C. Larochelle, Director                            Gene J. Minotto, Director



/s/ Clark L. Reed                                          /s/ D. Raymond Riddle
-------------------------------------------------          ------------------------------------------------------------
Clark L. Reed, Director                                    D. Raymond, Riddle, Director





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




                            FUQUA ENTERPRISES, INC.

                                  CERTIFICATE



         I, John J. Huntz, Jr., hereby certify that I am a duly elected and acting Executive Vice President of Fuqua Enterprises, Inc., a Delaware corporation, and that attached hereto as Exhibit A is a true and correct copy of a resolution adopted by unanimous written consent of the Board of Directors of said corporation as of March 12, 1997, and that said resolution as of March 21, 1997 has not been rescinded, modified or amended and is in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have executed this certificate on behalf of Fuqua Enterprises, Inc. and attached the corporate seal this 21st day of March 1997.




                                        /s/ John J. Huntz,Jr.
                                        --------------------------------------
                                        John J. Huntz, Jr.
                                        Executive Vice President



(Corporate Seal)











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

                                   EXHIBIT A




         RESOLVED, That Mildred H. Hutcheson, Corporate Secretary of this Corporation, be, and she hereby is, authorized and directed to sign this Corporation's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1996, for filing with the Securities and Exchange Commission, on behalf of this Corporation, its Chief Executive Officer and its Chief Financial Officer.












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